UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026 (July 22, 2026)

Jones Ventures INTL Acquisition1 Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43396	98-1913650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Hudson St, 6th Floor
New York, NY 10013

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 267-0777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	JONEU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	JONE	The Nasdaq Stock Market LLC

Share Rights, one eighth (1/8) of a Class A ordinary share upon consummation of our initial business combination	JONER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 15, 2026, Jones Ventures INTL Acquisition1 Corp (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), one Share Right to receive one eighth (1/8) of a Class A ordinary share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments, if any.

Simultaneously with the closing of the IPO, pursuant to the Units Purchase Agreements, the Company completed the private sale of an aggregate of 645,000 Units (the “Private Placement Units ”) to the Sponsor and the Underwriter at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,450,000.

A total of $200,000,000, comprised of the proceeds from the IPO and a portion of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at Citibank Bank, N.A., maintained by Equiniti Trust Company, LLC, acting as trustee.

An audited balance sheet as of July 15, 2026, reflecting receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of July 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Ventures INTL Acquisition1 Corp

	By:	/s/ Alan F. Hill
	Name:	Alan F. Hill
	Title:	Chief Executive Officer

Dated: July 22, 2026

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